SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

MUNDOVAL FUNDS (Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	__________________________________________________________________________ Amount Previously Paid:

2)	__________________________________________________________________________ Form, Schedule or Registration Statement No.:

3)	__________________________________________________________________________ Filing Party:

4)	__________________________________________________________________________ Date Filed:

Mundoval Funds

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 17, 2013

The Board of Trustees of Mundoval Funds, an open-end investment management company organized as an Ohio business trust (the "Trust"), has called a special meeting of the shareholders of the Trust (the "Meeting"), to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on July 17, 2013, at 1:00 p.m., Eastern Time, for the following purposes:

Proposal			Funds Voting	Recommendation of
the Board of Trustees
1	.	To elect Selwyn Isakow and Martha G.	Mundoval Fund	FOR
Dennis to the Board of Trustees of the
Trust.

Only shareholders of record at the close of business on May 29, 2013, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about June 13, 2013.

By Order of the Board of Trustees

/s/ Arthur Q. Johnson
Arthur Q. Johnson, President

YOUR VOTE IS IMPORTANT

     To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-800-595-2877.

MUNDOVAL FUNDS ____________ PROXY STATEMENT ____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 17, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Mundoval Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on July 17, 2013, at 1:00 p.m., Eastern Time, and at any and all adjournments thereof. The Trust is soliciting proxies on behalf of Mundoval Fund (the "Fund"), the only series currently authorized by the Trustees.

Items for Consideration

The Board called the Meeting for the following purposes:

1	.	To elect two Trustees to the Board of Trustees of Mundoval Funds.

2	.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about June 13, 2013.

     The Meeting has been called by the Board of Trustees of the Trust for the election of two Trustees to the Board of Trustees. The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on May 29, 2013 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Fund is managed by A.Q. Johnson & Co., Inc. (the "Adviser"), 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at www.mundoval.com. The Trust's Proxy Statement and annual and semi-annual reports are available by calling 1-800-595-2877.

PROPOSAL 1 ELECTION OF TRUSTEES

     In this proposal, shareholders of the Fund are being asked to elect Selwyn Isakow and Martha G. Dennis (each a "Nominee," together the "Nominees") to the Board of Trustees of the Trust. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

     Ms. Dennis was nominated for election to the Board by the members of the Board of Trustees that are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (referred to hereafter as the "Independent Trustees"). An Independent Trustee recommended Ms. Dennis' nomination to the Board of Trustees.

     Mr. Isakow is an incumbent Trustee, having been appointed to that position by the Board on February 8, 2012. Each incumbent Trustee other than Mr. Isakow has been elected by shareholders. The Investment Company Act of 1940, as amended, (the "1940 Act") requires at least two-thirds of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. As a result, to serve as Trustee, Ms. Dennis must be elected by shareholders to satisfy that requirement. To facilitate future compliance with that requirement, the Board of Trustees now also proposes to have shareholders elect Mr. Isakow to his current position.

     At a meeting held on May 22, 2013, the Board nominated Mr. Isakow and Ms. Dennis for election to the Board of Trustees. The Board approved the nominations. If elected, Mr. Isakow and Ms. Dennis will be considered Independent Trustees. Even if shareholders do not elect Mr. Isakow, he will continue to serve in his current capacity pursuant to his appointment to the Board. If elected, Ms. Dennis will assume office on or about July 18, 2013.

Information about the Nominees

     Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experiences of the Nominees makes each highly qualified.

     The Board believes each Nominee possesses experiences, qualifications and skills valuable to the Funds. Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

Incumbent Independent Trustee Nominee

     Mr. Isakow was appointed to the Board of Trustees in 2012 and serves as Chairman of the Trust's Audit Committee. He has served as Chairman and Chief Executive Officer of The

Oxford Investment Group, Inc., a private investment firm, since 1985. Mr. Isakow has also served as Chairman of San Diego Private Bank since 2006 and has served as that entity's Chief Executive Officer and President since 2012. In addition, Mr. Isakow previously served as the Chairman of the Audit Committees of two companies listed on the New York Stock Exchange ("NYSE").

     Mr. Isakow brings extensive budgeting and financial reporting knowledge to the Board of Trustees, and he is a qualified Chartered Accountant.

New Trustee Nominee

     The Board believes that Ms. Dennis is qualified to serve as a Trustee of the Trust because of her significant experience in serving in directorship positions for a number of different for-profit and nonprofit organizations. Ms. Dennis has served as (i) Chairman of Netsapiens Inc. since 2002, (ii) Lead Director of Space Micro Inc. since 2006, (iii) Director of Odyon, Inc. since 2012, (iv) Director of Clarinova since 2007, (v) Chair-Elect of La Jolla Music Society since 2008 and (vi) Director & Chair of Investment Committee of the San Diego Museum of Art since 2008.

     The Board also noted Ms. Dennis' substantial leadership skills and knowledge of business operations, as well as her ability to work in a collegial manner with other members of the Board. Additionally, the Board noted that Ms. Dennis would bring a diversity of gender, viewpoints and experiences to the Board, and the Board believes that such diversity would enhance the effectiveness of the Board.

     Additional information about Mr. Isakow and Ms. Dennis is set forth in the following table:

Other
Trusteeships
				Number of	Held by the
		Term of		Funds in the	Nominee for
	Position(s)	Office and		Trust to be	Trustee During
Name, Address[1]	Held with	Length of	Principal Occupation(s)	Overseen by	the Past 5
and Year of Birth	the Trust	Time Served	During the Past 5 Years	Nominee	Years

Selwyn Isakow,	Trustee	Indefinite	Chairman & CEO, The Oxford	1	Champion
Year of Birth: 1952		Term, Since	Investment Group, Inc. (1985		Enterprises, Inc.
		February	– current). Chairman, San		(1991 – 2009)
		2012	Diego Private Bank (2006 –
current). CEO & President,
San Diego Private Bank (2012
– current).

Martha G. Dennis	Trustee	N/A	Principal, Gordian Knot (2005	1	0
Year of Birth: 1942			– current).

1 The mailing address of each Nominee is c/o Mundoval Funds, 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037.

Interested Trustee and Officers

     The following table provides information regarding the interested Trustee and the officers of the Trust:

					Other
					Trusteeships
				Number of	Held by the
		Term of		Funds in the	Nominee for
	Position(s)	Office and		Trust to be	Trustee During
Name, Address[2]	Held with	Length of	Principal Occupation(s)	Overseen by	the Past 5
and Year of Birth	the Trust	Time Served	During the Past 5 Years	Nominee	Years

Arthur Q. Johnson	President,	Indefinite	President of A.Q. Johnson &	1	0
Year of Birth: 1961	Secretary,	Term, Since	Co., Inc. (2002 – current).
	Treasurer	2004
	and Trustee

Natalie M. Gumina	Chief	Indefinite	Chief Operating Officer and	NA	0
Year of Birth: 1982	Compliance	Term, Since	Investment Advisory
	Officer	2006	Representative of A.Q.
			Johnson & Co., Inc. (August
			2006 – current).

2 The mailing address of each officer and the Trustee is c/o Mundoval Funds, 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037.

Incumbent Independent Trustees

     The following table provides information regarding the incumbent Independent Trustee who is not a Nominee:

				Number of	Other
		Term of		Funds in the	Trusteeships
	Position(s)	Office and		Trust to be	Held by Trustee
Name, Address[3]	Held with	Length of	Principal Occupation(s)	Overseen by	During the Past
and Year of Birth	the Trust	Time Served	During the Past 5 Years	Trustee	5 Years

William W. Eigner	Trustee	Indefinite	Attorney of Procopio Cory	1	0
Year of Birth: 1959		Term, Since	Hargreaves & Savitch, LLP
		2004	(1989 – current). Partner of
Procopio Cory Hargreaves &
Savitch, LLP (1995 – current).

3 The mailing address of the listed Trustee is c/o Mundoval Funds, 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037.

     Some of the Nominees own shares of the Trust. The following table shows the dollar range of the shares beneficially owned by each Nominee and each incumbent Trustee as of December 31, 2012:

Aggregate Dollar Range of Equity Securities in All Registered
Investment Companies Overseen or to be Overseen by
Name of Trustee or	Dollar Range of Equity	Incumbent Trustee or Nominee in Family of Investment
Nominee	Securities in the Trust[4]	Companies
Arthur Q. Johnson	Over $100,000	Over $100,000
William W. Eigner	$50,001-$100,000	$50,001-$100,000
Selwyn Isakow	Over $ 100,000	Over $100,000
Martha G. Dennis	None	None

4 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

Trustee Compensation

     The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended December 31, 2012:

				Total
	Aggregate	Pension or		Compensation Paid
	Compensation	Retirement		to Trustees by the
	from the Fund for	Benefits Accrued	Estimated	Fund for Service to
	Service to the	as Part of Fund	Annual Benefits	Trust and Trust
Name and Position	Trust	Expenses	Upon Retirement	Complex
Arthur Q. Johnson, Trustee	$0	$0	$0	$0
William W. Eigner, Trustee	$1,000	$0	$0	$1,000
Selwyn Isakow, Trustee	$1,000	$0	$0	$1,000

Leadership Structure and Board of Trustees

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The Board has engaged the Adviser to manage and/or administer the Trust and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund. The Board is currently composed of three Trustees, including two Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an "Independent Trustee"). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met four times during the last fiscal year.

Board Oversight of Risk

     Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund's risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund's Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by:

     (i) receiving and reviewing quarterly reports related to the performance and operations of the Funds;

     (ii) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust's valuation policies and transaction procedures;

     (iii) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks;

     (iv) meeting with representatives of key service providers, including the Fund's investment adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Fund;

     (v) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers;

     (vi) receiving and reviewing reports from the Trust's independent registered public accounting firm regarding the Fund's financial condition and the Trust's internal controls; and

     (vii) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust's compliance policies and procedures and the effectiveness of their implementation.

     The Board has concluded that its general oversight of the Fund's investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Board Committees

     The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. Currently, Selwyn Isakow is the only member of the Audit Committee. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence. The Audit Committee met two times during the last fiscal year.

     The Chairman of the Board of Trustees is Arthur Q. Johnson, who is an "interested person" of the Trust, within the meaning of the 1940 Act, on the basis of his affiliation with the Fund and the Adviser. The Trust does not have a "lead" independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust's auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" the election of the Nominees to the Board of Trustees.

OTHER INFORMATION OPERATION OF THE FUND

     The Fund is a series of Mundoval Funds, an open-end investment management company organized as a Ohio business trust on September 3, 2004. The Fund's principal executive offices are located at 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains A.Q. Johnson & Co., Inc., located at 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037, as the Fund's investment adviser. US Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the Fund's investments. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent and provides certain fund accounting services. The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013.

THE PROXY

     The Board of Trustees is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees, and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

     As of the Record Date, 1,207,081.59 shares of beneficial interest of the Fund were issued and outstanding.

     Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of the Fund is necessary to constitute a quorum at the Meeting.

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

     Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings). The NYSE does not consider the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholder's rights or privileges. Consequently, brokers holding shares of the Fund on behalf of clients may vote on the proposals absent instructions from the beneficial owners of the shares.

     Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum and votes against a proposal. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

     If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may propose adjournment of the Meeting for any reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

     The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Trust's management, as of the Record Date, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of the Fund:

		Percentage of Outstanding
Shareholder Name and Address	Amount	Shares of the Fund
Arthur Q. Johnson	637,378.33	52.80%
6929 Fairway Road
La Jolla, CA 92037
Charles Schwab & Co., Inc.	119,366.83	9.89%
FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122

     Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Trust, other than Arthur Q. Johnson, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary, 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037. Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

COST OF SOLICITATION

     The Board of Trustees of the Trust is making this proxy solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total between $6,000 and $7,000, will be borne by the Adviser. In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission ("fax") or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares of record. Broker/dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, fax, email and personal interviews.

OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

     A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Mundoval Funds, 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037.

DELIVERY OF VOTING INSTRUCTIONS

     If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-595-2877 or write to Mundoval Funds at its principal executive office, located at 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037.

     A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at www.mundoval.com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Arthur Q. Johnson ARTHUR Q. JOHNSON President Dated June 12, 2013

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-800-595-2877.

MUNDOVAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS

July 17, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gregory Getts and Umberto Anastasi proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Mundoval Funds (the "Trust") to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on July 17, 2013, at 1:00 p.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest ("Shares") on the proposals set forth on the reverse regarding: (i) the election of two Trustees to the Board of Trustees of Mundoval Funds and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the
Notice of Special Meeting of Shareholders and the Proxy. Your
signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this
Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature ______________________________	Date ____________
Joint Shareholder Signature __________________________	Date ____________

     Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting and Proxy Statement are available at www.mundoval.com.

Please fill in box(es) as shown using black or blue ink. [X]
To elect the following two individuals as Trustees:
		FOR	WITHHOLD	AGAINST
(1)	Selwyn Isakow	[ ]	[ ]	[ ]
(2)	Martha G. Dennis	[ ]	[ ]	[ ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:

Mundoval Funds, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147